DRAFT REITweek Investor Presentation June 2018 – New York, NY

Disclaimer This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; risks associated with the ownership of real estate and temperature- controlled warehouses in particular; defaults or non-renewals of contracts with customers; potential bankruptcy or insolvency of our customers; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs; our failure to obtain necessary outside financing; risks related to, or restrictions contained in, our debt financing; decreased storage rates or increased vacancy rates; difficulties in identifying properties to be acquired and completing acquisitions; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns in respect thereof; acquisition risks, including the failure of such acquisitions to perform in accordance with projections; difficulties in expanding our operations into new markets, including international markets; our failure to maintain our status as a REIT; uncertainties and risks related to natural disasters and global climate change; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; labor and power costs; changes in real estate and zoning laws and increases in real property tax rates; the competitive environment in which we operate; our relationship with our employees, including the occurrence of any work stoppages or any disputes under our collective bargaining agreements; liabilities as a result of our participation in multi-employer pension plans; the cost and time requirements as a result of our operation as a publicly traded REIT; the concentration of ownership by funds affiliated with The Yucaipa Companies, The Goldman Sachs Group, Inc., and Fortress Investment Group, LLC; changes in foreign currency exchange rates; and the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our trustees and affect the price of our common shares. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near- term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this presentation include, among others, statements about our expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017 and our other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. 2

Key Investment Highlights 1 Important First Mover Advantage as the Only Publicly Traded REIT Focused on Temperature-Controlled Warehouses 2 Global Market Leader with Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses 3 Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage 4 Strong and Stable Food Industry Fundamentals Drive Growing Demand 5 Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns 6 Strong, Flexible Balance Sheet Positioned for Growth 7 Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance 3

Company Snapshot Largest global and U.S. REIT focused on the ownership, operation, development and acquisition of temperature-controlled warehouses Portfolio Overview Financial Overview ($ in millions) Warehouses 158 2016A 2017A LTM 3/31/18 120 Owned (1), Revenue $1,490 $1,544 $1,562 Ownership Type 26 capital / operating leased, 12 managed Segment Contribution / $346 $374 $383 NOI Total Capacity 934mm cubic feet / 40mm square feet Core EBITDA $261 $287 $291 Average Facility Size 5.9mm cubic feet / 253K square feet LTM 3/31/18 Segment Breakdown (3) U.S., Australia, New Zealand, Argentina and Countries of Operation Canada Revenue Contribution / NOI (4) Estimate of Warehouse 23% (2) Warehouse U.S. Market Share 93% 74% Number of Customers Approx. 2,400 16% Third-Party Managed Number of Pallet 10% 4% 3.2mm 3% Third-Party Positions Transportation Managed Transportation Note: Figures as of March 31, 2018, unless otherwise indicated (1) Includes seven ground leased assets (2) Data as of May 2018. As of January 2018, USDA has changed the definition surrounding the capacity of domestic refrigerated warehouses. Warehouses must meet additional criteria to be included in the publication. (3) Figures exclude quarry business segment (4) Segment contribution refers to a segment’s revenues less segment specific operating expenses (excludes any depreciation, depletion and amortization, impairment charges and corporate level SG&A) Contribution for our warehouse segment equates to net operating income (“NOI”) 4

Temperature-Controlled Warehouses: An Attractive Asset Class Uniquely designed to maintain the temperature of frozen and refrigerated products in the cold chain and represent a growing, attractive niche of the industrial warehouse real estate sector Automated Storage Engine Room with & Retrieval System Refrigeration Compressors Pallet Racking System Battery Charging Rooms Office Areas Insulated Walls Rail Dock Specialized Dock Aprons High-Speed Doors Insulated and Heated Floors 5

Temperature-Controlled vs Dry Industrial Warehouses

Temperature-controlled warehouses are mission-critical real estate that serve as a specialized, integral component of the temperature-controlled supply chain infrastructure


Refrigeration
Customized Racking
VS
Commoditized
Non-Specialized

Characteristic	Temperature-Controlled	Dry Industrial (1)	Commentary
Average Size	~5.9mm cu ft (2) (~253K+ sf)	~200K+ sf	*The temperature-controlled industry uses cubic feet as space is leased by pallet positions; floor to ceiling volume is more relevant for storage capacity*
New Construction Costs	$130-$180+ psf (2)	$75-$100+ psf	*Temperature-controlled infrastructure is typically reusable for future customers (racking, refrigeration, insulation and specialized slabs)*
Supply Constraints	High	Low	*Cold storage has higher barriers to entry given construction costs, location requirements and operational expertise; and is more disciplined and usually driven by customer and market demand*
Temperature	-20° – Ambient	Ambient	*Cold storage facilities feature temperature flexibility that is dependent on customer needs*
Optimal Occupancy	~85% (2)	~95%	*Optimal physical occupancy across temperature-controlled warehouse portfolio is ~85%; varies depending on facility purpose*
Average Lease Terms	~5 years (2)(3)	5-7 years	*Average customer relationship w/ top 25 warehouse customers is 33 years – high customer retention with increased customer stability and utilization; build-to-suits 10-20 years*
Location	Key logistics and food production corridors, adjacent to customer facilities	Primary, Secondary	*Network located in key logistics and production corridors, in close proximity to customer requirements and commodity flows*

(1) Green Street Advisors Research, Cushman & Wakefield Outlook Report and public company filings
(2) Figures represent Americold specific metrics
(3) Represents weighted average of initial lease term for contracts featuring fixed storage commitments and leases as of March 31, 2018

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Largest Fully Integrated Network of Temperature-Controlled Warehouses An indispensable component of food infrastructure from “farm to fork" e-Commerce Fulfillment Delhi, LA LaPorte, TX Atlanta, GA Phoenix, AZ Fork Farm Production Public Distribution Retail Advantaged Warehouse Center Distribution Center Supermarket Warehouse Food Producers Americold Realty Trust Food Distribution + Retailers Gouldsboro Distribution Center – Gouldsboro, PA 7

Integrated Operations Overview Real estate value is driven by the critical nature of the Company’s infrastructure, strategic locations and integrated, full-service strategy Overview Select Customers % of Contribution (1) . Mission-critical, temperature-controlled real estate infrastructure generates rent and storage income Warehouse . Comprehensive value-add services NOI . Strategic locations, network breadth, scale, reliable temperature integrity and best-in-class customer IT interface distinguish COLD’s warehouses from competitors 93% Warehouse Third-Party Managed (Storage and Handling) (Storage Transportation Tradewater Distribution Facility – Atlanta, Georgia Warehouse . Management of customer-owned warehouses . Party Warehouse management services provided at customer- - owned facilities 4% Third-Party Managed . Third Operating costs passed through to customers Managed . Asset-light consolidation, management and brokerage services . Complements warehouse segment . Enhances customer retention and drives warehouse storage 3% and occupancy . Supplementary offering that improves supply chain efficiency Transportation and reduces cost by leveraging Americold’s scale Transportation (1) LTM figures as of March 31, 2018 and excludes the quarry business segment 8

Diverse Customer Needs Drive Multiple Avenues of Demand

We own and develop multiple types of warehouses, which allows us to service all of our customers' needs, thus capturing more of their storage and handling revenue

	Production Advantaged	Public Warehouse	Distribution Centers	Facility Leased
Definition	▪ Customer dedicated warehouses, located near / attached to customer processing or production facilities	▪ Multiple customers storing inventory with warehouses serving local and regional warehouse customers	▪ Distribution centers house a variety of finished products until future shipment to end-users	▪ Americold owned facilities leased to third parties
Key Characteristics	▪ Facilities built-to-suit ▪ Inventory typically stored to be shipped further down the supply chain ▪ Captive customers	▪ Food producers, distributors, e-tailers and retailers store capacity overflow ▪ Tends to be smaller and closer to food sources ▪ Multi-purpose warehouses storing both raw and finished products	▪ Located in key major market distribution hubs ▪ Typically closer to end-users ▪ Stores finished products with forward deployment to regional or local retailers ▪ Retail inventory customized and shipped to retail outlets ▪ Serves a larger population base	▪ Third-party customers who desire to manage their own temperature-controlled warehousing and carry on processing operations ▪ Customers pay rent on a square footage basis
	Value-add services provided include blast freezing, storage and case-picking			
No. of Properties / Cubic Feet	▪ 39 properties ▪ 203mm cubic feet ▪ Average size: 5mm cubic feet	▪ 46 properties ▪ 206mm cubic feet ▪ Average size: 4mm cubic feet	▪ 59 properties ▪ 463mm cubic feet ▪ Average size: 8mm cubic feet	▪ 4 properties ▪ 18mm cubic feet ▪ Average size: 4mm cubic feet
Revenue[(1)]	▪ $227.6mm, or 20%	▪ $202.8mm, or 17%	▪ $718.3mm, or 62%	▪ $7.6mm, or 1%
Site Examples	 Massillon, OH	 Montgomery, AL	 Atlanta, GA (Tradewater)	 San Antonio, TX

americold REALTY TRUST

Note: Property counts above exclude 12 managed sites
(1) Dollars and percent based on LTM global warehouse segment results as of March 31, 2018

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AKAK Strategically Located, “Mission-Critical” Temperature-Controlled Warehouses Strategic locations and extensive geographic presence provide an integrated warehouse network that is fundamental to customers’ ability to optimize their distribution networks BCBC ABAB SKSK MBMB PEPE WAWA NBNB ONON NSNS QCQC NSNS MEME MTMT NDND MNMN OROR VTVT IDIDID WIWI NHNH NYNY MAMA SDSD NYNY MIMI WYWY RIRI CTCT PAPA NJNJ NENE IAIAIA NJNJ NENE INININ NVNV INININ OHOH DEDE UTUT ILILIL MDMD COCO WVWV VAVA CACA KSKS VAVA DCDC KSKS MOMO KYKY 962500_1.WOR962500_1.WOR962500_1.WOR (NY008MZK)(NY008MZK)(NY008MZK) NCNC TNTN AZAZ TNTN OKOK ARAR NMNM SCSC GAGA MSMS MSMS ALAL TXTX TXTX LALALA FLFL Distribution Public Production Advantaged NY008MZK / 957094_1 962500_1.WOR962500_1.WOR962500_1.WOR (NY008MZK)(NY008MZK)(NY008MZK) NY008MZK / 957094_1 Facility Leased Third-Party Managed Canada United States Argentina Australia (1) New Zealand # facilities 3 # facilities 140 # facilities 2 # facilities 6 # facilities 7 Square feet (000s) 471 Square feet (000s) 37,042 Square feet (000s) 232 Square feet (000s) 1,644 Square feet (000s) 604 Cubic feet (mm) 14.3 Cubic feet (mm) 839.5 Cubic feet (mm) 9.7 Cubic feet (mm) 47.6 Cubic feet (mm) 22.8 Note: Americold portfolio figures as of March 31, 2018 (1) Figures include ambient facility, except for cubic feet metric 10

U.S. Portfolio Located in Key Logistics Corridors Strategically located, “mission-critical” temperature-controlled warehouses serve the country’s population centers within a one day drive Map Key Population per Square Mile 250 or more 50–249.9 10–49.9 Less than 10 Facilities Key logistics corridor 500 mile radius Corridor Region Covered Mid-Atlantic, Tri-State Lehigh Valley and New England Great Lakes and Chicago Midwest Atlanta Southeast Texas, Oklahoma, Dallas Louisiana and Arkansas California, Arizona and So. California Nevada Seattle/Tacoma Pacific Northwest Utah, Colorado and Salt Lake City Mountain West Source: U.S. Census Bureau 2015 11

Global Portfolio to Support an International Customer Base Australia People per sq km 101 or more Brisbane 10.1–100 1.1–10.0 0.1–1 Sydney Less than 0.1 Facilities Key logistics corridor Melbourne Perth Adelaide Source: Australian Bureau of Statistics June 2015 New Zealand Argentina People per sq km Density Auckland 109–257 (Pop. per km2) 59–108.9 22–58.9 20.1–100.0 Buenos 16–21.9 10.1–20.0 Palmerston North Aires 12–15.9 4.1–10.0 Pilar 10–11.9 0.0–4.0 5–9.9 Facilities 3–4.9 Key logistics Less than 2.9 corridor Facilities Key logistics corridors 500 Kilometer radius Christchurch Source: INDEC. National Census of Population and Source: Statistics New Zealand Census 2015 Housing 2015 (IGN) National Geographic Institute 12

Global Market Leader in Temperature-Controlled Warehousing

Position as the U.S. and global market leader allows for realization of economies of scale, reduced operating costs and lower overall cost of capital. Ideally positioned to compete for customers and external growth opportunities

U.S. Market Leader (1)

	Rank	Market Share(3)	Cubic Ft (mm)
americold	**#1**	**23.3%**	**839**
Lineage Logistics	#2	18.7%	672
Preferred Freezer Services	#3	8.4%	304
US Cold Storage, Inc.	#4	7.8%	280
AGRO Merchants Group	#5	3.2%	115
Interstate Warehousing, Inc.	#6	2.8%	100
Cloverleaf Cold Storage Co.	#7	2.3%	84
Henningsen Cold Storage Co.	#8	1.8%	65
Burris Logistics	#9	1.6%	58
Hanson Logistics	#10	1.2%	44

Global Market Leader (2)

	Rank	Market Share	Cubic Ft (mm)
americold	**#1**	**4.4%**	**934**
Lineage Logistics	#2	3.6%	767
Swire Cold Storage	#3	1.7%	358
Preferred Freezer Services	#4	1.7%	352
AGRO Merchants Group	#5	1.2%	263
Nichirei Logistics Group, Inc.	#6	0.8%	174
Kloosbeheer B.V.	#7	0.8%	165
NewCold Advanced Cold Logistics	#8	0.7%	140
VersaCold Logistics Services	#9	0.6%	133
Interstate Warehousing, Inc.	#10	0.5%	100

americold REALTY TRUST

Note: Americold portfolio figures provided by the Company as of March 31, 2018
(1) IARW Top Companies in USA and North America, May 2018 and USDA National Agricultural Statistics Service, "Refrigerated Space: By Type of Warehouse" chart
(2) GCCA and IARW Top Companies in USA and North America, May 2018
(3) As of January 2018, USDA has changed the definition surrounding the capacity of domestic refrigerated warehouses. Warehouses must meet additional criteria to be included in the publication.

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Industry-Leading, Integrated IT & Operating Platforms

Proprietary IT system has revolutionized how COLD interfaces with customers, makes business decisions and manages warehouses

Integrated IT Platform

✓ **Customer-Facing IT Systems**
- Proprietary system provides customers with ability to manage their inventory worldwide via a single online portal
- Ability for customers to integrate systems into their own systems for seamless data transfer

✓ **Decision Making Tool**
- Ability to harvest proprietary "Big Data" in order to identify business trends and leasing opportunities
- Ability to review actual results vs. contracted terms

✓ **Warehouse Management**
- Organize reporting of key metrics
- Review of standardized Key Performance Indicators

✓ **Best-in-Class Platform**
- Invested ~$62mm over the last six years and three months ended March 31, 2018 to develop an industry-leading IT platform
- Centralized IT customer interface integrated across a broad network is unique to the sector
- Proprietary platform is a key competitive differentiator

jda. Plan to deliver / RedPrairie SAP i-3PL salesforce

Americold Operating System



SC Innovation
en-View Enabled
5-Habits Labor Optimization
LEAN-Based Continuous Improvement
Risk Management Based Safety
Leader/Associate Development Cycle
SQF Based Product Quality
Maintenance Excellence
Energy Excellence
Loss Prevention
Refrigeration Excellence

AMERICOLD OPERATING SYSTEM

americold REALTY TRUST

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Highly Diversified Business Model Produces Stable Cash Flows Diversification helps reduce revenue volatility associated with seasonality and changing commodity trends Commodity (1) Global Geographic Diversity (1) Global Warehouse U.S. Warehouse United States Central Dairy Fruits & Argentina Southeast Vegetables 25% Poultry New Zealand 1% 3% 9% LTM 3/31/18 LTM 3/31/18 WAREHOUSE 83% TOTAL U.S. 22% 7% Other 14% WAREHOUSE REVENUE 26% 10% Australia East REVENUE 7% $1,156mm $939mm Potatoes Bakery 4% 27% 11% LTM 3/31/18 WAREHOUSE 4% Pork West REVENUE 3% Beef $1,156mm 2% Warehouse Type (1) 2% Seafood 16% Distributors ⁽⁴⁾ Distribution Packaged Production Foods ⁽³⁾ 25% Advantaged 20% LTM 3/31/18 Retail ⁽²⁾ 62% WAREHOUSE REVENUE $1,156mm 17% Public 1% Warehouse Facility Leased Note: Figures may not sum due to rounding (1) Diversification based on warehouse segment revenues for the twelve months ended March 31, 2018 (2) Retail reflects a broad variety of product types from retail customers (3) Packaged food reflects a broad variety of temperature-controlled meals and foodstuffs (4) Distributors reflects a broad variety of product types from distribution customers 15

Long Standing Relationships with Top 25 Customers Scope and scale of network coupled with long-standing relationships position the Company to grow market share organically and through acquisitions Food Producers / CPG Companies Top 25 Customers  Have been with Americold for an average of 33 years  100% utilize multiple facilities  100% utilize technology integration  88% utilize value-add services  72% utilize committed contracts or leases Retailers / Distributors  68% are investment grade or equivalent  60% are in fully dedicated sites  44% utilize transportation and consolidation services 25 largest customers account for approximately 62% (1) of warehouse revenues, with no one customer generating more than 8.9% (1) of revenues (1) Based on warehouse revenues for the last twelve months ended March 31, 2018 (2) Represents long-term issuer ratings as of October 31, 2017 16

Economic Occupancy Driving Improved Returns Implementation of standard underwriting procedures has contributed to consistent occupancy growth over the last three years Physical Occupancy Average Physical Occupancy . Optimal physical occupancy across temperature-controlled 1Q 2Q 3Q 4Q Annual warehouse portfolio is ~85%, but can vary based on several 81%81% 82% factors, including 78% 77% 78%78% 76% 77% 76% 75% 76% 75% 75% 72% 74% – Intended customer base 71% – Throughput maximization – Seasonality – Leased but unoccupied pallets '15 '16 '17 '18 '15 '16 '17 '15 '16 '17 '15 '16 '17 '15 '16 '17 LTM 3/31/18 Illustrative Economic Occupancy (1) Warehouse Pallets 10,000 Physical Occupancy Economic Occupancy 9,000 X X X X 8,800 9,000 8,500 8,500 7,850 X X 8,000 7,600 8,300 8,300 7,350 7,000 7,000 7,100 6,800 X X 7,000 Illustrative Economic Occupancy: 85% X X X X 6,000 vs. Illustrative Physical Occupancy: 78% X Currently Occupied 5,000 Contractually Reserved Pallets (1) Example assumes 10,000 pallet positions and is for illustrative purposes only; we do not yet calculate economic occupancy 17

Growing Committed Revenue in Warehouse Portfolio

Significant improvement transitioning from as-utilized, on demand contracts to fixed storage committed contracts and leases

- Fixed storage committed contracts and leases currently represent:
  - **39%** of warehouse rent and storage revenues [(1)] and
  - **43%** of total warehouse segment revenues [(2)]
- **5-year** weighted average stated term [(3)]
- **3-year** weighted average remaining term [(3)]
- As of March 31, 2018, COLD had entered into at least one fixed commitment contract or lease with 18 of top 25 warehouse customers
- The scope and breadth of network positions COLD to continue to increase fixed storage commitments

Rent & Storage Warehouse Revenue



Annualized Committed Rent & Storage Revenue (1)
$198mm
39%
LTM 3/31/18 WAREHOUSE RENT & STORAGE REVENUE
$508mm
61%
$310mm
Other Rent & Storage Revenue

Total Warehouse Segment Revenue



Warehouse Segment Revenue Generated by Fixed Commitment Contracts or Leases (2)
$494mm
43%
LTM 3/31/18 WAREHOUSE REVENUE
$1,156mm
57%
$662mm
Other Warehouse Segment Revenue

(1) Based on the annualized committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of LTM March 31, 2018
(2) Based on total warehouse segment revenue generated by contracts with fixed storage commitments and leases for LTM March 31, 2018
(3) Represents weighted average term for contracts featuring fixed storage commitments and leases as of March 31, 2018 americold REALTY TRUST

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Substantially All Warehouse NOI Driven by Rental & Storage Revenue + = Rent & Storage Warehouse Services Total Warehouse Commentary REIT: Rent & Storage $0.44 $0.56 $1.00 TRS: Warehouse Services Revenues Power ($0.06) -- ($0.06) Power and utilities Other Real Estate Related Costs: facility Facility ($0.09) -- ($0.09) maintenance, property taxes, insurance, Costs rent, security, sanitation, etc. Direct labor, overtime, contract labor, Expenses Labor -- ($0.44) ($0.44) indirect labor, workers’ compensation and benefits Other MHE (1), warehouse operations Services -- ($0.09) ($0.09) (pallets, shrink wrap, OS&D and D&D (2)) Costs and warehouse administration $0.28 $0.02 $0.31 Margin: 65% 4% 31% NOI + = % WH Total: 93% 7% 100% Note: Based on LTM warehouse segment as of March 31, 2018. Future results may vary. Figures may not sum due to rounding (1) Material Handling Equipment (2) OS&D and D&D refer to Over Short & Damaged and Detentioned & Demurrage, respectively 19

Warehouse Financial Summary Warehouse Revenue ($mm) Warehouse NOI ($mm) Actual $ CC $ Actual $ CC $ Rent and Storage Revenue CAGR: 2.8% 3.9% Rent and Storage NOI CAGR: 4.6% 5.8% Warehouse Services Revenue CAGR: 3.7% 5.0% Warehouse Services NOI CAGR: 31.9% 28.1% Total 2014A – 2017A CAGR: 3.6% 4.5% Total 2014A – 2017A CAGR: 5.8% 6.8% $348 $308 $314 $24 $1,146 $294 $1,057 $1,081 $11 $1,039 $10 $14 $644 $577 $588 $604 $324 $284 $294 $303 $462 $469 $477 $502 2014A 2015A 2016A 2017A 2014A 2015A 2016A 2017A Rent & Storage Warehouse Services Rent & Storage Warehouse Services Same Store Rent & Storage Revenue per Occupied Pallet Growth Contribution (NOI) Margin -- 0.9% 2.5% 4.1% 28% 29% 29% 30% 2015A – 2017A Average Growth: 2.5% 2014A – 2017A margin expansion: 208 bps Margin expansion has been driven by contractual rate increases and occupancy growth Note: Constant currency (CC) growth rate based on 2014 foreign exchange rates 20

Positioned for Multiple Avenues of Growth Global warehouse network, operating systems, scalable information technology platform and economies of scale provide a significant advantage over competitors with respect to organic and external growth opportunities Organic Growth Opportunities Development and External Growth and Expansion Redevelopment Opportunities 8 Expand Presence 7 in Other Temperature Global Food Sensitive Products 6 Producers in the Cold Chain Outsourcing & Sale-Leaseback 5 Industry Opportunities Consolidation Redevelopment 4 & Existing Site Build-to-Suit 3 Customer-Specific Expansion & Market-Driven Operational Development 2 Efficiencies & Cost 1 Underwriting Containment & Contract Standardization Rate Escalations / Occupancy Increases 21

Organic Growth Initiatives Have Driven Same Store Growth Same store performance is the culmination of replacing legacy customer agreements with new contracts implementing Commercial Business Rules, active asset management and leveraging integrated network, scale and market position Same Store Rent & Storage NOI Growth Total Same Store NOI Growth Constant Currency $ Constant Currency $ Growth % Growth % 6.5% 4.7% 6.3% 5.7% 6.1% 2.9% 9.5% 6.2% 6.4% 9.8% 5.8% 6.5% 3.4% 3.2% 3.2% 2.1% FY2015 FY2016 FY2017 Q1 2018 FY2015 FY2016 FY2017 Q1 2018 Contribution (NOI) Margin Contribution (NOI) Margin 63% 65% 66% 67% 30% 30% 31% 32% 2017 same store NOI growth was driven by below market contracts resetting to market rates; while this marks a new base for growth going forward, expect future same store NOI growth to normalize consistent with 2015-2016 levels Note: NOI growth represents year-over-year growth to the comparable prior period Note: Constant currency growth represents year-over-year growth based on the same foreign exchange rates relative to the comparable prior year period 22

Growth Strategy – Expansion, Development and Acquisitions

Completed Since 2014	4 Completed	15.7mm Cu Ft 44,000 Pallets	$70mm Cost

Expansion and Development Opportunities [1]

Under Construction

- 20.9mm Cu Ft / 86,000 Pallets
- *Estimated Costs* ~$103.0mm — *1 Expansion & 1 Development*
  - ✓ Target completion date: 4Q17 to 4Q18
- *Return on Invested Capital [1] [2]* 8% – 15%

Future Pipeline [3]

- *Estimated Investment* $1.2bn+
  - ✓ Includes both customer-specific and market-demand
- 85+ acres land *adjacent to 9 warehouses*
- *Return on Invested Capital [2] [3]*: 10% – 15% *Expansion*; 10% – 13% *Development*

Development of New Sites

Customer-Specific | Market-Demand

\+

Existing Sites for Future Expansion

600+ acres land *adjacent to 60+ warehouses*

Expect to initiate 2 to 3 expansion / development opportunities annually, with aggregate invested capital of $75 million to $200 million with unlevered stabilized returns expected to range from 10% to 15%

Acquisitions

Fragmented Industry | Consolidation Opportunity | Operational Synergies | Cost of Capital Advantage | Attractive Currency

(1) As of Mach 31, 2018; no assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate, or that our targeted returns will be achieved

(2) For projects under construction, represents budgeted stabilized returns on invested capital. For projects in our future pipeline, represents budgeted unlevered stabilized return on invested capital

(3) These future pipeline opportunities are at various stages of discussion and consideration and, based on historical experiences, many of them may not be pursued or completed as contemplated or at all and there is no assurance that our budgeted unlevered stabilized returns will be achieved

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Growth Strategy – Recently Completed / Under Construction

Completed Since 2014

($ in millions)

Facility	Opportunity Type	Facility Type	Cubic Feet (mm)	Pallet Positions ('000)	Cost of Expansion / Development: Total Cost	Cost of Expansion / Development: ROIC	Completion Date
Phoenix, AZ	Development	Distribution	3.5	12	$18	18.0%	Q1 2014
Leesport, PA	Expansion	Distribution	2.2	2	12	20.4%	Q3 2014
East Point, GA	Redevelopment	Distribution	4.2	9	11	9.0% - 11.0%[1]	Q4 2016
Clearfield, UT	Expansion	Distribution	5.8	21	29	12.0% - 15.0%	Q4 2017
Total			15.7	44	$70		

Under Construction

($ in millions)

Facility	Opportunity Type	Facility Type	Cubic Feet (mm)	Pallet Positions ('000)	Cost of Expansion / Development[1]: Cost to Date	Estimated to Completion[2]	Estimated Cost[2]	Expected ROIC	Target Completion Date[1]
Middleboro, MA	Development	Production Advantaged	5.2	28	15	9	24	8.0% - 12.0%	Q3 2018
Rochelle, IL	Expansion	Distribution	15.7	58	32	47	79	12.0% - 15.0%	Q4 2018
Total			20.9	86	$47	$56	$103		


Rochelle, IL


Middleboro, MA

americold REALTY TRUST

Note: Assumes stabilization occurs in year two
(1) No assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimates or that our budgeted stabilized returns will be achieved
(2) Reflects management's estimate of cost of completion as of March 31, 2018

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Flexible Balance Sheet Positioned for Growth

- ✓ Significant Liquidity: ~$610mm (1)(2)
  - $194mm of cash
  - $450mm New Senior Secured Revolving Credit Facility (2)
- ✓ Minimal near term debt maturities
- ✓ Weighted average cost of debt of 5.4%
- ✓ Debt to total capitalization of 37.5%
- ✓ Net debt to Core EBITDA of 4.7x

~$610mm of Liquidity (1)



Cash
$194mm
32%
68%
Revolver
Availability
$416mm



% of Debt Maturing
1%
1%
12%
22%
25%
39%
2010 Mortgage Debt
2013 Mortgage Debt
Senior Secured Term Loan A (2)
New Zealand Term Loan
Australian Term Loan
Undrawn Revolver (2)
$6
$18
$7
$18
$159
$31
$7
$19
$7
$406
$450
$7
$475
$262
2018
2019
2020
2021
2022
2023

Note: Dollars in millions. Balances as of March 31, 2018

(1) Figure reflects pro forma cash and the capacity available under the New Senior Secured Revolving Credit Facility less ~$34mm in letters of credit

(2) In connection with the IPO, the Company closed on its new $925.0 million senior secured credit facility, consisting of a five-year, $525.0 million senior secured term loan A facility and a three-year, $400.0 million senior secured revolving credit facility. Subsequently, the Company used the proceeds to repay its term loan B facility and outstanding construction loan debt aggregating $827.5 million and repaid $50 million of its outstanding term loan A facility while increasing its revolver capacity by $50 million.

americold REALTY TRUST

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Strategic Investment Approach to Maintain a High-Quality Portfolio

Capital expenditures ensure that temperature-controlled warehouses meet the "mission-critical" role they serve in the cold chain

As a % of Total Warehouse NOI before R&M Expense



2015A
2016A
2017A
11.7%
1.1%
1.0%
9.5%
14.0%
8.7%
5.3%
12.2%
1.4%
0.9%
9.9%
14.2%
8.4%
5.7%
12.4%
1.0%
0.5%
11.0%
13.1%
7.8%
5.4%
Recurring Capex (1) (Capitalized)
R&M Expense (2) (Expensed – P/L)
Recurring Capex (1) (Capitalized)
R&M Expense (2) (Expensed – P/L)
Recurring Capex (1) (Capitalized)
R&M Expense (2) (Expensed – P/L)
Real Estate
Personal Property
Information Technology

Note: Dollars in million. Figures may not sum due to rounding

(1) Recurring capital expenditures are incurred to extend the life of, and provide future economic benefit from, our existing temperature-controlled warehouse network and its existing supporting personal property and information technology systems. Examples include replacing roof and refrigeration equipment, re-racking warehouses and implementing energy efficient projects. Personal property capital expenditures include material handling equipment (e.g. fork lifts and pallet jacks) and related batteries. Information technology expenditures include expenditures on existing servers, networking equipment and current software

(2) Repairs and maintenance expense includes costs of normal maintenance and repairs and minor replacements that do not materially extend the life of the property or provide future economic benefits. Examples include ordinary repair and maintenance on roofs, racking, walls, doors, parking lots and refrigeration equipment. Personal property expense includes ordinary repair and maintenance expenses on material handling equipment (e.g. fork lifts and pallet jacks) and related batteries americold REALTY TRUST

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Experienced Management Team Driving Accelerated Growth Years with Years of Management team averages over 25 years Americold Experience of experience in the:  Real estate Fred Boehler, Chief Executive Officer, President and Trustee 5 29  Temperature-controlled warehouse  Logistics Marc Smernoff, Chief Financial Officer 3 (1) 22  Manufacturing  Food industries Team assembled to bring best practices Thomas Novosel, Chief Accounting Officer 4 35 from across multiple industries to improve operations Less than Jim Snyder, Chief Legal Officer 29 1 Experience Across Industry-Leading Firms Andrea Darweesh, Chief Human Resources Officer 2 24 Thomas Musgrave, Chief Information Officer 6 24 Bill Sanders, Head of North American Operations 2 29 David Stuver, Distribution Support and Engineering 5 28 Current management team has driven accelerated same store growth (1) Years with Americold does not include tenure served as Yucaipa shareholder representative from 2004 until joining the Company in 2014 27

Shareholder-Friendly Corporate Governance Independent Trustees / Trustee Key Highlights  George Alburger ─ Former CFO, Liberty Property Trust Majority independent trustees Bradley Gross ─ Partner, Goldman Sachs & Co.  Committees comprised of independents James Heistand ─ President & CEO, Parkway Properties  Each trustee subject to annual re-election Michelle MacKay ─ Senior Advisor, iStar Inc.  No staggered board Mark Patterson ─ President, MP Realty Advisors  Andrew Power ─ CFO, Digital Realty Trust Elected to opt out of MUTA Insiders  Cannot opt into MUTA without shareholder vote (1) Fred Boehler ─ President & CEO, Americold  No poison pill Ronald Burkle ─ Founder, The Yucaipa Companies Jeffrey Gault ─ Non-Executive Chairman (1) On any such vote, sponsor will vote for and against the matter in the same proportion as the number of votes cast for and against the proposal by other shareholders until its collective ownership percentage decreases to less than 20% of the outstanding voting power 28

Building Blocks of Net Asset Value Our Business Segments Tangible Assets LTM Total NOI: $354mm Cash and Cash Warehouse and Equivalents $194mm Related Services Rent & Storage: $329mm + Warehouse Services: $25mm + Accounts Receivable $179mm + Third-Party Managed LTM Contribution: $14mm Restricted Cash $19mm + + Investments in Partially Owned Entities $16mm Transportation LTM Contribution: $13mm + + Other Assets $42mm = Quarry LTM Contribution: $2mm Total Tangible Assets $450mm = Total Business Segments $383mm Tangible Liabilities Total Debt (2) $1,571mm Construction in Progress and Land + Accounts Payable $233mm Spent to Date(1): $47mm + Construction in Progress $103mm of projects under construction Pension Benefits and $25mm $56mm remaining to complete Related Liabilities (Refer to Slide 24 for ROIC) + Unearned Revenue $18mm = Land 600+ acres available for future expansion Total Tangible Liabilities $1,847mm Note: Figures as of LTM March 31, 2018 unless otherwise indicated. Figures may not sum due to rounding (1) Figure as of March 31, 2018 and excludes $29mm attributable to Clearfield, UT expansion, which was completed in Q4 2017 (2) Gross of discounts and deferred financing costs 29

Strong Cash Flow from Growing Demand for Temperature Sensitive Products Well-positioned to take advantage of favorable industry dynamics  Population growth, global food shortages, urbanization and fresh, Continued Growth in Outsourcing (1) chilled and frozen food consumption drive demand for temperature- controlled warehouse space and services (in million cubic feet) 3,028 3,077 3,138  2,901 2,830 Customers continue to outsource their temperature-controlled 2,436 2,498 warehousing needs to increase efficiency, reduce costs and redeploy capital into their core businesses 931 978 1,030 772 822 894 767  Inelastic demand in the food industry creates consistent cold chain (2) demand even during economic downturns 2005 2007 2009 2011 2013 2015 2017 In-House Outsourced U.S. Temperature-Controlled Warehouse Industry Revenues (2006A – 2017E) (3) (in millions) $5,287 $5,081 $4,900 $4,946 $4,702 $4,769 $4,666 $4,587 $4,237 $4,269 $4,238 $4,069 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017E Global Financial Crisis Global Recession Continues (1) USDA National Agricultural Statistics Service. Numbers from “Refrigerated Space: By Type of Warehouse” chart. In-house data is not comprehensive with respect to space owned by distributors and retailers. Note: Gross space. Apple and pear storage capacity not included. Frozen juice tanks included (2) In 2017, the USDA updated methodology in calculating the domestic capacity of refrigerated warehouse. Historical data has not been recast to reflect this change in definition (3) IBIS Report as of February 2017 30